UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 3, 2011


                                  WARP 9, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



          0-13215                                       30-0050402
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

       6500 HOLLISTER AVENUE, SUITE 120, SANTA BARBARA, CALIFORNIA 93117
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               (Address of principal executive offices) (Zip Code)

                                 (805) 964-3313
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              (Registrant's telephone number, including area code)


     ----------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
----------------------------------------------

         Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         On June 3, 2011, the board of directors of Warp 9, Inc., a Nevada corporation, unanimously approved the adoption of a Code of Ethics for Senior Financial Officers. A copy of our Code of Ethics for Senior Financial Officers is attached to this Report on Form 8-K as an exhibit. See Section 9. Financial Statements, Pro Forma Financial Statements & Exhibits.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
----------------------------------------------------------------

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  14.1     Code of Ethics for Senior Financial Officers


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
                            -------------------------
                                  (Registrant)

Date: June 6, 2011

                                    /s/  William E. Beifuss, Jr.
                                    ------------------------------------------
                                    William E. Beifuss, Jr., President



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